UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21238

PIMCO Corporate & Income Opportunity Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Semiannual Report

May 31, 2015

PIMCO Corporate & Income Opportunity Fund

Letter from the Chairman of the Board & President

Dear Shareholder:

Even though portions of the U.S. economy were highly resilient and the unemployment rate declined, longer-term Treasury yields edged lower during the reporting period. Against this backdrop, the overall global bond market, as measured by the Barclays Multiverse Index, lost -3.23% during the reporting period, as yields in many major developed economies increased rapidly towards the end of the reporting period, after earlier declines. Over the same period, the U.S. dollar appreciated versus most other major currencies. This was partially due to expectations that the Federal Reserve (“Fed”) would start raising interest rates during the second half of 2015. Overseas, growth was mixed and many foreign central banks instituted accommodative monetary policies to boost their economies.

For the six-month reporting period ended May 31, 2015

After first expanding, the U.S. economy hit a soft patch as the reporting period progressed. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 5.0% annual pace during the third quarter of 2014 — its strongest growth rate since the third quarter of 2003. GDP then expanded at an annual pace of 2.2% during the fourth quarter of 2014. Decelerating growth was partially attributed to an upturn in imports and moderating federal government spending. According to the Commerce Department, GDP contracted at an annual pace of 0.2% for the first quarter of 2015. This was attributed to contractions in exports, nonresidential fixed investment and state and local government spending. In addition, consumer spending decelerated, as it grew a modest 2.1% during the first quarter of 2015 versus 4.4% for the fourth quarter of 2014.

Fed monetary policy remained accommodative during the reporting period. However, the central bank appeared to be moving closer to raising interest rates for the first time since 2006. As expected, following its meeting in October 2014, the Fed announced that it had concluded its asset purchase program. Then, at its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. Finally, at its meeting in June, after the reporting period had ended, the Fed said that it “…currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Economic growth outside the U.S. was mixed during the reporting period. Anemic growth and concerns of deflation in the eurozone caused the European Central Bank (“ECB”) to announce that beginning in March 2015, it would start a €60 billion-a-month bond-buying program that is expected to run until September 2016, if not

2	PIMCO CLOSED-END FUNDS

longer. The ECB announcement and a still-benign U.S. rates environment have been supportive for emerging market asset prices despite slower economic growth, tempered by geopolitical events and increased volatility in commodity markets.

Outlook

PIMCO’s baseline view is that the U.S. is on track for solid growth in the range of 2.5% to 3% in 2015. This outlook reflects the firm’s expectation for robust consumption growth, supported by a strengthening labor market and a boost to real income from low commodity prices. However, against this positive outlook for consumption, PIMCO is weighing the potential negatives of sluggish export growth held back by the stronger U.S. dollar, as well as the likelihood that capital expenditures will be held back by a slowdown in investment in the energy sector. While PIMCO believes that headline inflation may briefly turn negative due to the year-over-year decline in oil prices, the firm expects core inflation to bottom out near current levels and to rebound later in 2015. These conditions should allow the Fed to begin the process of normalizing short-term interest rates later this year. That said, in PIMCO’s view, this interest rate hike cycle will differ from previous cycles both in terms of pace — slower — and in terms of the destination — lower.

Overseas, PIMCO expects lower oil prices, a weak euro and the ECB’s quantitative easing program to be tailwinds for the eurozone economy, with GDP growth around 1.5% over the next 12 months. The firm believes that inflation in the eurozone will increase to 1% or so in a year’s time. As the Fed’s interest rate tightening cycle moves closer, economic growth across emerging economies may face headwinds. PIMCO’s growth forecast for the “BRIM” economies (Brazil, Russia, India and Mexico) ranges from 1.5% to 2.5%. Country growth projections are highly varied, depending on initial economic conditions, commodity reliance and sensitivity to Fed and U.S. dollar moves. Against this backdrop, PIMCO believes emerging market countries with strong balance sheets should provide attractive investment opportunities, anchored by relatively high yields and supported by a low probability of meaningful reduction in credit worthiness.

In the following pages of this PIMCO Closed-End Funds Semiannual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Fund’s performance over the six-month reporting period ended May 31, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Fund’s shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at pimco.com/investments to learn more about our views and global thought leadership.

SEMIANNUAL REPORT	MAY 31, 2015	3

Letter from the Chairman of the Board & President (Cont.)

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

4	PIMCO CLOSED-END FUNDS

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to the Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Fund’s common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund’s net asset value. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, however, in applying certain of a Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are

SEMIANNUAL REPORT	MAY 31, 2015	5

Important Information About the Fund (Cont.)

valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that the Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for the Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when the Fund invests in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other

6	PIMCO CLOSED-END FUNDS

subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that the Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage- related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money on its investment. The Fund may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Fund’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Fund could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many

SEMIANNUAL REPORT	MAY 31, 2015	7

Important Information About the Fund (Cont.)

European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union (“EMU”) member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Fund trade on the New York Stock Exchange. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of the Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of the Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price

8	PIMCO CLOSED-END FUNDS

that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation- indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event- linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On the Fund Summary page in this Shareholder Report the Common Share Average Annual Total Return table and Common Share Cumulative Returns (if applicable) measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of the Fund:

Fund Name	Commencement of Operations
PIMCO Corporate & Income Opportunity Fund	12/27/02

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio

SEMIANNUAL REPORT	MAY 31, 2015	9

Important Information About the Fund (Cont.)

securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at (844) 33-PIMCO (844-337-4626), on the Fund’s website at www.pimcofunds.com/closedendfunds, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Fund at (844) 33-PIMCO (844-337-4626) and on the Fund’s website at www.pimco.com/closedendfunds. Updated portfolio holdings information about the Fund will be available at www.pimco.com/ investments approximately 15 calendar days after the Fund’s most recent fiscal quarter end, and will remain accessible until the Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

10	PIMCO CLOSED-END FUNDS

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SEMIANNUAL REPORT	MAY 31, 2015	11

PIMCO Corporate & Income Opportunity Fund	Symbol on NYSE - PTY

Allocation Breakdown†

Corporate Bonds & Notes	35.7%
Mortgage-Backed Securities	35.4%
Municipal Bonds & Notes	8.2%
Asset-Backed Securities	5.9%
Short-Term Instruments	5.7%
Other	9.1%

†	% of Investments, at value as of 05/31/15

Fund Information (as of May 31, 2015)(1)

Market Price	$14.96
NAV	$14.47
Premium/(Discount) to NAV	3.39%
Market Price Distribution Yield (2)	10.43%
NAV Distribution Yield (2)	10.78%
Regulatory Leverage Ratio (3)	19%

Average Annual Total Return for the period ended May 31, 2015
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	-11.31%	-9.24%	14.19%	12.50%	13.56%
NAV	3.61%	6.49%	17.31%	13.75%	14.68%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Regulatory Leverage”). Total managed assets refer to total assets (including assets attributable to Regulatory Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

12	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO Corporate & Income Opportunity Fund’s primary investment objective is to seek high current income with capital preservation and capital appreciation as secondary objectives.

»

The Fund’s overall U.S. interest rate exposure was slightly positive for performance, as it generated attractive yield. However, strategies designed to benefit from rising long-term rates mitigated these gains as rates for long maturity bonds declined despite improving economic conditions.

»

An allocation to non-agency mortgage-backed securities was positive for performance, as prices in the sector generally rose during the reporting period, supported by continued improvement in the U.S. housing market.

»

Exposure to the banking sector via investments in junior parts of capital structure was positive for performance, as the sector continues benefiting from improvements in business fundamentals and broad deleveraging imposed by regulators.

»

Exposure to Russian corporates and quasi-sovereigns was positive for performance, as their spreads narrowed during the reporting period due to stabilization in the country’s geopolitics and higher energy prices.

»

Security selection in automotive and consumer products sectors was negative for performance, as holdings of investment grade rated issues lost value during the reporting period. Security selection within manufacturing also detracted from performance as one high-yield issuer’s bonds held by the Fund declined in price.

»	Exposure to Brazilian interest rates detracted from performance, as Brazilian interest rates increased across the curve.

»

Exposure to municipal bonds was negative for performance as these issues sold off during the reporting period, in part due to additional supply pressures and negative headlines, including some related to Puerto Rico that affected the market’s perception of municipal credit risk.

SEMIANNUAL REPORT	MAY 31, 2015	13

Financial Highlights

Selected Per Common Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Distributions on Preferred Shares from Net Investment Income and Net Realized Gain	Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distributions to Common Shareholders from Net Investment Income
PIMCO Corporate & Income Opportunity Fund
12/01/2014 - 05/31/2015+	$15.41	$0.50	$0.11	$0.61	$(0.00)^	$0.61	$(1.43)
11/30/2014	16.62	1.14	1.06	2.20	(0.01)	2.19	(1.56)
11/30/2013	17.58	1.43	0.19	1.62	(0.00)^	1.62	(1.82)
11/30/2012	14.22	1.68	3.87	5.55	(0.01)	5.54	(2.18)
11/30/2011	16.29	1.88	(1.87)	0.01	(0.01)	0.00	(2.07)
11/30/2010	13.63	1.80	2.83	4.63	(0.01)	4.62	(1.96)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)	See Note 12 in the Notes to Financial Statements.
(c)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(e)	Interest expense primarily relates to participation in borrowing and financing transactions, see Note 5 in the Notes to Financial Statements for more information.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Distributions to Common Shareholders from Net Realized Gain	Total Distributions to Common Shareholders	(Decrease) resulting from tender and repurchase of Auction- Rate Preferred Shares		Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return (c)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Ratio of Expenses to Average Net Assets (d)(e)		Ratio of Expenses to Average Net Assets Excluding Interest Expense (d)		Ratio of Net Investment Income to Average Net Assets (d)		Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$0.00	$(1.43)	$(0.12	)(b)	$14.47	$14.96	(11.31)%	$1,022,550	0.90	%*	0.89	%*	6.73	%*	$132,431	22%
(1.84)	(3.40)	0.00		15.41	18.50	26.04	1,082,000	0.91		0.91		7.36		108,229	44
(0.76)	(2.58)	0.00		16.62	17.75	(0.15)	1,149,779	0.91		0.91		8.49		113,443	118
0.00	(2.18)	0.00		17.58	20.37	36.86	1,205,090	1.05		0.93		10.63		117,697	29
0.00	(2.07)	0.00		14.22	16.78	9.24	967,195	1.09		0.94		11.76		99,399	53
0.00	(1.96)	0.00		16.29	17.30	40.36	1,098,920	1.02		0.93		11.98		109,530	70

SEMIANNUAL REPORT	MAY 31, 2015	15

Statement of Assets and Liabilities

May 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO Corporate & Income Opportunity Fund
Net Assets:
Investments, at value
Investments in securities*	$1,259,988
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,370
Over the counter	17,697
Deposits with counterparty	24,934
Foreign currency, at value	1,876
Receivable for investments sold	7,247
Interest and dividends receivable	14,435
Other assets	6

Total Assets	1,329,553

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,684
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,482
Over the counter	34,423
Payable for investments purchased	7,484
Deposits from counterparty	8,530
Distributions payable to common shareholders	9,187
Distributions payable to preferred shareholders	5
Overdraft due to custodian	88
Accrued management fees	695
Other liabilities	475

Total Liabilities	69,053

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 9,518 shares issued and outstanding)	$237,950

Net Assets Applicable to Common Shareholders	$1,022,550

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$1
Paid in capital in excess of par	1,024,788
(Overdistributed) net investment income	(28,560)
Accumulated undistributed net realized (loss)	(65,198)
Net unrealized appreciation	91,519
$1,022,550

Common Shares Issued and Outstanding	70,665

Net Asset Value Per Common Share	$14.47

Cost of Investments in securities	$1,204,135
Cost of Foreign Currency Held	$1,900
Cost or Premiums of Financial Derivative Instruments, net	$(26,039)

* Includes repurchase agreements of:	$6,711

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statement of Operations

Six Months Ended May 31, 2015 (Unaudited)
(Amounts in thousands)	PIMCO Corporate & Income Opportunity Fund

Investment Income:
Interest	$38,524
Dividends	1,721
Total Income	40,245

Expenses:
Management fees	4,202
Auction agent fees and commissions	297
Trustee fees and related expenses	140
Interest expense	69
Auction rate preferred shares related expenses	3
Total Expenses	4,711

Net Investment Income	35,534

Net Realized Gain (Loss):
Investments in securities	20,754
Exchange-traded or centrally cleared financial derivative instruments	(32,025)
Over the counter financial derivative instruments	4,969
Foreign currency	280

Net Realized (Loss)	(6,022)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(23,191)
Exchange-traded or centrally cleared financial derivative instruments	13,521
Over the counter financial derivative instruments	3,420
Foreign currency assets and liabilities	35

Net Change in Unrealized (Depreciation)	(6,215)

Net Increase in Net Assets Resulting from Investment Operations	23,297

Distributions on Preferred Shares from Net Investment Income	(247)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$23,050

SEMIANNUAL REPORT	MAY 31, 2015	17

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund
(Amounts in thousands†)	Six Months Ended May 31, 2015 (Unaudited)	Year Ended November 30, 2014
(Decrease) in Net Assets from:

Operations:
Net investment income	$35,534	$79,920
Net realized gain (loss)	(6,022)	28,093
Net change in unrealized appreciation (depreciation)	(6,215)	42,688
Net increase in net assets resulting from operations	23,297	150,701
Distributions on Preferred Shares from Net Investment Income	(247)	(125)
Distributions on Preferred Shares from Net Realized Capital Gains	0	(296)

Net increase in net assets applicable to common shareholders resulting from operations	23,050	150,280

Distributions to Common Shareholders**:
From net investment income	(100,641)	(109,083)
From net realized capital gains	0	(127,359)

Total Distributions to Common Shareholders	(100,641)	(236,442)

Preferred Share Transactions:
Net Increase resulting from tender and repurchase of Auction-Rate Preferred Shares***	11,317	0

Common Share Transactions**:
Issued as reinvestment of distributions	6,824	18,383
Net increase resulting from common share transactions	18,141	18,383

Total (Decrease) in Net Assets	(59,450)	(67,779)

Net Assets Applicable to Common Shareholders:
Beginning of period	1,082,000	1,149,779
End of period*	$1,022,550	$1,082,000

* Including undistributed (overdistributed) net investment income of:	$(28,560)	$36,794

** Common Share Transactions:
Shares issued as reinvestment of distributions	439	1,058

†	A zero balance may reflect actual amounts rounding to less than one thousand.
***	See Note 12 in the Notes to Financial Statements.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Opportunity Fund

(Unaudited)

May 31, 2015

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.2%

BANK LOAN OBLIGATIONS 0.8%
Clear Channel Communications, Inc.
6.935% due 01/30/2019		$4,100	$	3,851
FMG Resources Pty. Ltd.
3.750% due 06/30/2019		5,000		4,537

Total Bank Loan Obligations (Cost $8,238)				8,388

CORPORATE BONDS & NOTES 44.0%

BANKING & FINANCE 21.0%
AGFC Capital Trust
6.000% due 01/15/2067		1,800		1,377
American Express Co.
4.900% due 03/15/2020 (e)		1,200		1,179
Banco do Brasil S.A.
9.000% due 06/18/2024 (e)		3,555		3,284
Banco Santander S.A.
6.250% due 09/11/2021 (e)	EUR	400		437
Barclays Bank PLC
14.000% due 06/15/2019 (e)	GBP	12,550		25,655
BGC Partners, Inc.
5.375% due 12/09/2019		$10,780		11,198
Citigroup, Inc.
5.950% due 05/15/2025 (e)		18,700		18,466
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	400		669
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	700		801
7.875% due 01/23/2024 (e)		$14,900		15,875
ERB Hellas PLC
4.250% due 06/26/2018	EUR	250		176
Fort Gordon Housing LLC
6.124% due 05/15/2051		$12,825		14,346
GSPA Monetization Trust
6.422% due 10/09/2029		9,399		10,616
LBG Capital PLC
9.125% due 07/15/2020	GBP	3,400		5,352
12.750% due 08/10/2020		400		629
15.000% due 12/21/2019		2,000		4,325
15.000% due 12/21/2019	EUR	7,800		12,807
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		$6,000		8,685
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	2,300		3,764
MetLife, Inc.
5.250% due 06/15/2020 (b)(e)		$2,560		2,570
Navient Corp.
5.500% due 01/15/2019		20,050		20,852

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.625% due 08/01/2033		$230	$	191
5.875% due 03/25/2021		500		504
Novo Banco S.A.
2.625% due 05/08/2017	EUR	500		543
4.750% due 01/15/2018		1,000		1,124
5.000% due 04/04/2019		371		420
5.000% due 04/23/2019		152		172
5.000% due 05/14/2019		315		356
5.000% due 05/21/2019		73		83
5.000% due 05/23/2019		213		241
5.875% due 11/09/2015		1,500		1,663
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,960		8,818
6.052% due 10/13/2039		925		1,492
TIG FinCo PLC
8.500% due 03/02/2020		1,154		1,850
8.750% due 04/02/2020		6,539		10,144
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$3,200		3,205
6.800% due 11/22/2025		8,500		8,188
Western Group Housing LP
6.750% due 03/15/2057		10,600		12,448

				214,505

INDUSTRIALS 15.4%
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)		6,000		4,950
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		27,145		22,598
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		3,300		3,374
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		2,347		2,511
7.373% due 06/15/2017		698		713
Edgewell Personal Care Co.
5.500% due 06/15/2025 (b)		220		221
Forbes Energy Services Ltd.
9.000% due 06/15/2019		2,858		2,286
Ford Motor Co.
7.700% due 05/15/2097		31,901		39,924
Gulfport Energy Corp.
7.750% due 11/01/2020		500		531
Hampton Roads PPV LLC
6.171% due 06/15/2053		1,800		1,877
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		6,590		6,228
Mallinckrodt International Finance S.A.
4.875% due 04/15/2020		600		616
5.500% due 04/15/2025		600		606
Numericable SFR S.A.S.
6.250% due 05/15/2024		14,000		14,245

See Accompanying Notes	SEMIANNUAL REPORT	MAY 31, 2015	19

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	23,000	$	22,798
Scientific Games International, Inc.
10.000% due 12/01/2022		$7,000		6,807
Sequa Corp.
7.000% due 12/15/2017		9,562		6,359
Sterigenics-Nordion Holdings LLC
6.500% due 05/15/2023		200		202
Tembec Industries, Inc.
9.000% due 12/15/2019		1,500		1,459
Trinseo Materials Operating S.C.A.
6.750% due 05/01/2022		720		735
UAL Pass-Through Trust
7.336% due 01/02/2021		2,156		2,334
UCP, Inc.
8.500% due 10/21/2017		10,900		10,947
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,376		5,314

				157,635

UTILITIES 7.6%
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		$20,800		23,602
Illinois Power Generating Co.
6.300% due 04/01/2020		4,570		4,319
7.000% due 04/15/2018 (h)		8,355		8,146
7.950% due 06/01/2032		900		869
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,730		18,271
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		4,365		3,920
6.750% due 10/01/2023		1,302		1,180
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	790		837
3.151% due 03/17/2020		$420		401
4.250% due 10/02/2023	EUR	1,200		1,252
4.875% due 03/17/2020		$820		798
5.750% due 01/20/2020		380		381
6.250% due 12/14/2026	GBP	6,100		8,645
6.625% due 01/16/2034		800		1,099
6.750% due 01/27/2041		$4,100		3,856
7.875% due 03/15/2019		100		108

				77,684

Total Corporate Bonds & Notes (Cost $430,535)				449,824

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 10.1%

CALIFORNIA 6.0%
Los Angeles Community Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2006
6.020% due 09/01/2021	$6,480	$	6,695
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	3,425		3,774
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	21,545		23,918
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	23,500		26,872

			61,259

ILLINOIS 2.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	23,700		23,996

PENNSYLVANIA 0.4%
Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, (AGM Insured), Series 1999
6.350% due 04/15/2028	3,400		3,810

TEXAS 0.7%
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2010
8.125% due 02/15/2027	6,075		6,925

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,400		1,057

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,980		5,990

Total Municipal Bonds & Notes (Cost $96,020)			103,037

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

May 31, 2015

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 5.3%
Fannie Mae
3.000% due 01/25/2042 (a)	$1,979	$	187
3.500% due 02/25/2033 - 01/25/2043 (a)	6,473		936
5.915% due 07/25/2040 (a)	2,495		462
9.440% due 01/25/2042	3,961		4,118
Freddie Mac
6.914% due 02/15/2034 (a)	4,238		765
8.913% due 07/15/2039	8,379		8,631
9.383% due 08/15/2044	10,414		12,565
10.174% due 03/15/2044	3,681		4,087
10.935% due 03/25/2025	2,400		2,720
11.253% due 09/15/2043	3,325		3,349
11.505% due 04/15/2044	2,276		2,419
11.519% due 02/15/2036	11,738		12,784
Ginnie Mae
3.000% due 12/20/2042 (a)	381		46
3.500% due 09/16/2041 - 06/20/2042 (a)	3,166		434
4.000% due 05/16/2042 (a)	3,121		464
6.566% due 01/20/2042 (a)	3,932		685

Total U.S. Government Agencies (Cost $53,276)			54,652

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Notes
1.250% due 08/31/2015 (l)	3,863		3,875

Total U.S. Treasury Obligations (Cost $3,874)			3,875

MORTGAGE-BACKED SECURITIES 43.6%
American Home Mortgage Assets Trust
0.415% due 09/25/2046 ^	63		1
6.250% due 06/25/2037	5,983		4,131
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	372		316
6.000% due 04/25/2036 ^	5,662		4,907
Banc of America Funding Trust
5.500% due 01/25/2036	746		779
6.000% due 03/25/2037 ^	7,871		6,752
6.000% due 07/25/2037 ^	1,061		856
6.000% due 08/25/2037 ^	10,367		9,136
BCAP LLC Trust
4.480% due 07/26/2037	1,453		88
5.417% due 03/26/2037	3,230		1,072
7.229% due 12/26/2036	8,635		7,728
11.759% due 10/26/2036	6,162		5,850
Bear Stearns ALT-A Trust
2.559% due 11/25/2036	1,157		788
2.632% due 11/25/2034	773		683
2.732% due 09/25/2035 ^	2,429		1,997

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.762% due 08/25/2046	$7,884	$	5,956
2.896% due 08/25/2036 ^	5,022		3,785
4.602% due 09/25/2035 ^	3,501		2,719
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	4,003		3,766
Chase Mortgage Finance Trust
2.423% due 12/25/2035 ^	39		37
6.000% due 02/25/2037 ^	3,423		2,951
6.000% due 03/25/2037 ^	736		670
6.000% due 07/25/2037 ^	2,701		2,362
Citicorp Mortgage Securities Trust
6.000% due 06/25/2036	4,599		4,761
Citigroup Mortgage Loan Trust, Inc.
5.360% due 04/25/2037 ^	7,759		6,862
5.387% due 03/25/2037 ^	2,080		1,995
6.000% due 11/25/2036	15,105		11,902
6.000% due 02/25/2037	10,585		8,516
CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^	3,297		2,853
5.750% due 05/25/2037 ^	13,608		11,790
6.000% due 01/25/2037 ^	3,341		2,878
6.000% due 06/25/2037 ^	7,647		6,822
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^	3,507		2,729
Countrywide Alternative Loan Trust
4.438% due 06/25/2047	6,449		5,618
5.065% due 04/25/2037 ^(a)	38,717		5,130
5.250% due 05/25/2021 ^	37		36
5.500% due 03/25/2035	1,075		982
5.500% due 09/25/2035 ^	8,456		8,039
5.500% due 03/25/2036 ^	325		277
5.750% due 01/25/2035	1,276		1,301
5.750% due 02/25/2035	1,407		1,385
6.000% due 02/25/2035	1,240		1,291
6.000% due 04/25/2036	2,918		2,534
6.000% due 05/25/2036 ^	3,253		2,835
6.000% due 01/25/2037 ^	3,585		3,408
6.000% due 02/25/2037	3,908		3,316
6.000% due 02/25/2037 ^	1,032		825
6.000% due 04/25/2037 ^	11,625		9,636
6.000% due 05/25/2037 ^	4,522		3,732
6.000% due 08/25/2037 ^	15,452		13,039
6.000% due 08/25/2037	14,094		11,893
6.250% due 10/25/2036 ^	4,439		4,025
6.250% due 12/25/2036 ^	5,425		4,511
6.500% due 08/25/2036 ^	1,445		1,187
6.500% due 09/25/2036 ^	775		684
6.500% due 12/25/2036 ^	2,934		2,411
20.956% due 02/25/2036	3,516		4,418
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^	1,382		1,274
5.750% due 12/25/2035 ^	789		745
5.750% due 03/25/2037 ^	4,966		4,513
5.750% due 06/25/2037 ^	1,900		1,746

See Accompanying Notes	SEMIANNUAL REPORT	MAY 31, 2015	21

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.000% due 04/25/2036 ^	$1,154	$	1,141
6.000% due 05/25/2036 ^	301		278
6.000% due 02/25/2037 ^	1,657		1,593
6.000% due 03/25/2037 ^	4,276		3,946
6.000% due 04/25/2037 ^	498		465
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^	2,941		2,527
6.000% due 02/25/2037 ^	3,262		2,926
6.000% due 06/25/2037 ^	3,664		3,389
6.750% due 08/25/2036 ^	4,642		3,792
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^	4,175		3,484
GSR Mortgage Loan Trust
2.693% due 03/25/2037 ^	5,692		4,792
4.744% due 11/25/2035 ^	3,663		3,344
4.960% due 11/25/2035	790		765
5.500% due 05/25/2036 ^	575		534
6.000% due 07/25/2037 ^	665		604
IndyMac Mortgage Loan Trust
4.447% due 08/25/2035 ^	5,495		4,702
6.500% due 07/25/2037 ^	7,843		5,257
JPMorgan Alternative Loan Trust
6.310% due 08/25/2036 ^	4,738		3,895
JPMorgan Mortgage Trust
2.490% due 01/25/2037 ^	2,564		2,285
2.605% due 02/25/2036 ^	4,579		4,005
4.992% due 10/25/2035	103		101
5.000% due 03/25/2037 ^	4,449		3,845
5.062% due 06/25/2036 ^	1,965		1,777
6.000% due 08/25/2037 ^	792		718
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	2,768		2,248
6.000% due 07/25/2037 ^	664		607
28.409% due 11/25/2035 ^	600		841
MASTR Alternative Loan Trust
6.750% due 07/25/2036	5,545		4,231
Merrill Lynch Mortgage Investors Trust
2.705% due 03/25/2036 ^	5,405		3,710
Morgan Stanley Mortgage Loan Trust
5.140% due 05/25/2036 ^	14,409		11,408
RBSSP Resecuritization Trust
0.401% due 10/27/2036	3,609		324
0.421% due 08/27/2037	8,000		654
Residential Accredit Loans, Inc. Trust
0.415% due 05/25/2037 ^	829		228
6.000% due 06/25/2036 ^	3,464		2,913
6.000% due 08/25/2036 ^	1,280		1,086
6.000% due 09/25/2036 ^	4,991		3,580
6.000% due 12/25/2036 ^	2,841		2,348
6.000% due 03/25/2037 ^	4,962		4,188
6.000% due 05/25/2037 ^	4,202		3,565

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	$740	$	618
6.000% due 02/25/2036	2,028		1,601
6.000% due 02/25/2037 ^	3,091		2,401
6.000% due 03/25/2037 ^	4,365		3,102
6.000% due 05/25/2037 ^	5,374		4,758
6.250% due 09/25/2037 ^	6,515		4,625
Residential Funding Mortgage Securities, Inc. Trust
3.336% due 02/25/2037	5,331		4,290
6.000% due 01/25/2037 ^	5,116		4,706
6.250% due 08/25/2036 ^	3,232		2,955
Structured Adjustable Rate Mortgage Loan Trust
2.421% due 11/25/2036 ^	8,714		7,141
4.718% due 03/25/2037 ^	1,737		1,251
4.742% due 07/25/2035 ^	5,140		4,473
4.968% due 01/25/2036 ^	12,224		9,131
5.017% due 05/25/2036 ^	6,598		5,477
5.333% due 07/25/2036 ^	2,200		1,877
Structured Asset Mortgage Investments Trust
0.305% due 08/25/2036	302		236
Suntrust Adjustable Rate Mortgage Loan Trust
2.569% due 02/25/2037 ^	1,249		1,092
2.714% due 04/25/2037 ^	1,554		1,322
6.013% due 02/25/2037 ^	12,233		10,423
WaMu Mortgage Pass-Through Certificates Trust
2.019% due 12/25/2036 ^	809		736
2.082% due 06/25/2037 ^	3,763		3,340
2.103% due 07/25/2037 ^	1,457		1,246
2.246% due 09/25/2036 ^	970		880
4.371% due 02/25/2037 ^	2,223		2,080
4.525% due 07/25/2037 ^	3,794		3,539
6.043% due 10/25/2036 ^	3,029		2,560
Washington Mutual Mortgage Pass-Through Certificates Trust
0.987% due 05/25/2047 ^	1,065		86
6.000% due 10/25/2035 ^	2,823		2,128
6.000% due 03/25/2036 ^	4,184		3,917
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037 ^	2,499		2,436
Wells Fargo Mortgage-Backed Securities Trust
2.623% due 04/25/2036 ^	1,474		1,447
5.500% due 01/25/2036 ^	6,497		6,314
6.000% due 07/25/2037 ^	1,464		1,444
6.000% due 08/25/2037 ^	11,009		10,889

Total Mortgage-Backed Securities (Cost $421,399)			445,846

ASSET-BACKED SECURITIES 7.3%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.535% due 03/25/2033	116		110

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

May 31, 2015

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.495% due 09/25/2037		$19,068	$	9,424
5.169% due 10/25/2046 ^		6,449		5,674
Credit-Based Asset Servicing and Securitization LLC
4.162% due 12/25/2035 ^		253		252
Greenpoint Manufactured Housing
8.140% due 03/20/2030		3,437		3,532
8.300% due 10/15/2026		8,300		8,848
8.450% due 06/20/2031		5,181		5,325
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.345% due 07/25/2037		4,128		2,591
JPMorgan Mortgage Acquisition Trust
4.915% due 11/25/2036		10,400		10,386
5.830% due 07/25/2036 ^		169		105
Lehman XS Trust
5.321% due 06/24/2046		5,898		4,554
Mid-State Trust
6.340% due 10/15/2036		2,762		3,005
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		1,870		1,419
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		11,990		6,762
7.238% due 09/25/2037		3,822		2,524
Residential Asset Securities Corp. Trust
0.761% due 08/25/2034		13,689		10,572

Total Asset-Backed Securities (Cost $71,481)				75,083

SOVEREIGN ISSUES 0.4%
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	695,000		3,865
4.750% due 04/17/2019	EUR	600		454

Total Sovereign Issues (Cost $5,343)				4,319

		SHARES
COMMON STOCKS 0.1%

FINANCIALS 0.1%
TIG TopCo Ltd. (f)		794,831		1,045

Total Common Stocks (Cost $1,179)				1,045

PREFERRED SECURITIES 4.2%

BANKING & FINANCE 4.2%
CoBank ACB
6.250% due 10/01/2022 (e)		10,000		1,050

	SHARES		MARKET VALUE (000S)
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)	13,900	$	17,271
GMAC Capital Trust
8.125% due 02/15/2040	923,868		24,076

Total Preferred Securities (Cost $41,274)			42,397

SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS (g) 0.7%
			6,711

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 3.8%
Federal Home Loan Bank
0.076% due 06/10/2015	$600		600
0.083% due 07/31/2015	8,800		8,799
0.084% due 07/06/2015	3,500		3,500
0.086% due 07/17/2015 - 08/12/2015	4,100		4,099
0.091% due 07/31/2015	6,000		6,000
0.093% due 08/21/2015	3,800		3,800
0.096% due 08/12/2015	900		900
0.098% due 08/12/2015	4,100		4,100
0.144% due 11/04/2015	1,700		1,699
0.157% due 11/18/2015	5,800		5,798

			39,295

U.S. TREASURY BILLS 2.5%
0.037% due 07/16/2015 - 09/24/2015 (d)(j)(l)	25,517		25,516

Total Short-Term Instruments (Cost $71,516)			71,522

Total Investments in Securities (Cost $1,204,135)			1,259,988

Total Investments 123.2% (Cost $1,204,135)		$	1,259,988

Financial Derivative Instruments (i)(k) (1.7%) (Cost or Premiums, net $(26,039))			(17,838)

Preferred Shares (23.3%)			(237,950)

Other Assets and Liabilities, net 1.8%			18,350

Net Assets Applicable to Common Shareholders 100.0%		$	1,022,550

See Accompanying Notes	SEMIANNUAL REPORT	MAY 31, 2015	23

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG TopCo Ltd.	04/02/2015	$1,179	$1,045	0.10%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	05/29/2015	06/01/2015	$6,711	U.S. Treasury Notes 1.500% due 02/28/2019	$(6,849)	$6,711	$6,711

Total Repurchase Agreements						$(6,849)	$6,711	$6,711

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(1.500%)	03/11/2015	06/08/2015	$(1,821)	$(1,815)
	(1.500%)	04/23/2015	06/08/2015	(1,872)	(1,869)

Total Reverse Repurchase Agreements					$(3,684)

(2)	The average amount of borrowings outstanding during the period ended May 31, 2015 was $23,802 at a weighted average interest rate of 0.313%.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

May 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of May 31, 2015:

(h)	Securities with an aggregate market value of $3,900 have been pledged as collateral under the terms of the following master agreements as of May 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (1)
Global/Master Repurchase Agreement
BCY	$0	$(3,684)	$0	$0	$(3,684)	$3,795	$111
SSB	6,711	0	0	0	6,711	(6,849)	(138)

Total Borrowings and Other Financing Transactions	$6,711	$(3,684)	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$44,100	$3,566	$171	$23	$0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	18,600	337	34	1	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	52,200	1,014	29	2	0

				$4,917	$234	$26	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	MAY 31, 2015	25

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	12/17/2019	$	260,500	$10,910	$3,595	$232	$0
Receive	3-Month USD-LIBOR	3.750%	09/17/2043		385,000	(88,333)	(60,543)	0	(2,980)
Pay	3-Month USD-LIBOR	3.500%	06/19/2044		385,000	78,974	91,534	3,002	0
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		194,400	(26,716)	(7,336)	0	(1,499)
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025	AUD	13,400	418	86	110	0
Pay	28-Day MXN-TIIE	7.580%	04/05/2034	MXN	560,000	3,555	(1,117)	0	(3)

						$(21,192)	$26,219	$3,344	$(4,482)

Total Swap Agreements						$(16,275)	$26,453	$3,370	$(4,482)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of May 31, 2015:

(j)	Securities with an aggregate market value of $4,176 and cash of $24,933 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of May 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$3,370	$3,370	$0	$0	$(4,482)	$(4,482)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	06/2015		AUD	144	$		113	$3	$0
	06/2015		BRL	63,496			19,975	47	0
	06/2015		EUR	503			684	131	0
	06/2015	$		20,027		BRL	63,496	0	(99)
	06/2015			76		EUR	58	0	(12)
	06/2016		EUR	1,430	$		1,958	375	0
	06/2016	$		84		EUR	62	0	(15)

BPS	06/2015		EUR	230	$		312	59	0
	06/2015		JPY	595,544			5,010	212	0
	06/2015	$		4,818		JPY	595,544	0	(19)
	07/2015		BRL	26,854	$		9,788	1,451	0
	07/2015		JPY	595,544			4,820	19	0
	07/2015		MXN	21,644			1,395	0	(7)
	07/2015	$		726		MXN	11,264	3	0

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

May 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	06/2015		EUR	289	$		393	$75	$0
	06/2015	$		128		EUR	97	0	(22)
	06/2016		EUR	268	$		369	72	0

CBK	06/2015			247			338	66	0
	06/2015		GBP	2,878			4,501	102	0
	06/2015	$		29		EUR	22	0	(5)
	06/2015			82,967		GBP	53,970	0	(480)
	07/2015		GBP	53,970	$		82,950	481	0
	07/2015	$		398		MXN	6,128	0	(1)

DUB	06/2015		AUD	237	$		188	7	0
	06/2015		BRL	112,624			35,430	83	0
	06/2015		GBP	50,633			77,519	132	0
	06/2015		MXN	16,934			1,107	8	0
	06/2015	$		35,971		BRL	112,624	0	(624)
	06/2015			382		EUR	294	0	(59)
	06/2016		EUR	149	$		204	39	0

FBF	06/2015		BRL	2,225			700	2	0
	06/2015		EUR	417			566	108	0
	06/2015	$		710		BRL	2,225	0	(12)

GLM	06/2015		AUD	635	$		502	17	0
	06/2015		BRL	2,225			700	2	0
	06/2015	$		700		BRL	2,225	0	(2)
	06/2015			560		EUR	421	0	(97)
	07/2015		BRL	83,416	$		30,416	4,517	0
	07/2015	$		693		BRL	2,225	0	(3)

HUS	07/2015		MXN	20,724	$		1,347	4	0

JPM	06/2015		EUR	211			240	8	0
	07/2015		BRL	56,022			20,612	3,218	0
	07/2015		EUR	265			289	0	(3)

MSB	06/2015			36,735			40,257	95	(184)
	07/2015		BRL	5,913			2,152	317	0
	06/2016		EUR	376			517	101	0

NAB	06/2015			292			397	76	0
	06/2016			818			1,123	217	0

RBC	07/2015	$		303		MXN	4,605	0	(5)

SCX	06/2015		BRL	176,121	$		58,580	3,306	0
	06/2015	$		55,405		BRL	176,121	0	(130)
	07/2015			57,995			176,121	0	(3,313)

UAG	06/2015		GBP	459	$		694	0	(8)
	06/2015	$		40,144		EUR	36,769	289	(49)
	07/2015		EUR	36,088	$		39,363	0	(288)

Total Forward Foreign Currency Contracts								$15,642	$(5,437)

See Accompanying Notes	SEMIANNUAL REPORT	MAY 31, 2015	27

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at May 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2024	4.220%	$ 1,800	$(352)	$(52)	$0	$(404)

BRC	Abengoa S.A.	5.000%	12/20/2019	10.525%	EUR 2,800	(136)	(371)	0	(507)
	Novo Banco S.A.	5.000%	12/20/2015	3.121%	3,900	(60)	149	89	0

CBK	Russia Government International Bond	1.000%	06/20/2019	2.926%	$ 25,000	(1,496)	(256)	0	(1,752)

GST	Petrobras International Finance Co.	1.000%	12/20/2024	4.220%	2,400	(476)	(62)	0	(538)

HUS	Petrobras International Finance Co.	1.000%	12/20/2019	3.897%	500	(42)	(16)	0	(58)
	Petrobras International Finance Co.	1.000%	12/20/2024	4.220%	3,000	(623)	(50)	0	(673)

JPM	Russia Government International Bond	1.000%	06/20/2019	2.926%	28,600	(1,957)	(47)	0	(2,004)

MYC	Novo Banco S.A.	5.000%	12/20/2015	3.121%	EUR 1,100	(17)	42	25	0
	Petrobras International Finance Co.	1.000%	12/20/2019	3.897%	$ 14,500	(1,342)	(333)	0	(1,675)

						$(6,501)	$(996)	$114	$(7,611)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$53,549	$(10,325)	$422	$0	$(9,903)

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	35,387	(7,049)	507	0	(6,542)

GST	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	6,247	(1,246)	90	0	(1,156)

MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	8,925	(1,763)	113	0	(1,650)

					$(20,383)	$1,132	$0	$(19,251)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

May 31, 2015

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	149,200	$124	$(940)	$0	$(816)

CBK	Pay	1-Year BRL-CDI	11.500%	01/04/2021		80,300	(77)	(362)	0	(439)

DUB	Pay	3-Month USD-LIBOR	2.000%	06/17/2020	$	320,500	678	706	1,384	0

FBF	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		57,000	122	124	246	0

GLM	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		72,000	154	157	311	0

UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL	105,000	(156)	(713)	0	(869)

							$845	$(1,028)	$1,941	$(2,124)

Total Swap Agreements							$(26,039)	$(892)	$2,055	$(28,986)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of May 31, 2015:

(l)	Securities with an aggregate market value of $21,969 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of May 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$556	$0	$0	$556	$(126)	$0	$(10,719)	$(10,845)	$(10,289)	$6,054	$(4,235)
BPS	1,744	0	0	1,744	(26)	0	(404)	(430)	1,314	(1,180)	134
BRC	147	0	89	236	(22)	0	(7,049)	(7,071)	(6,835)	6,877	42
CBK	649	0	0	649	(486)	0	(2,191)	(2,677)	(2,028)	2,178	150
DUB	269	0	1,384	1,653	(683)	0	0	(683)	970	(900)	70
FBF	110	0	246	356	(12)	0	0	(12)	344	(270)	74
GLM	4,536	0	311	4,847	(102)	0	0	(102)	4,745	(4,370)	375
GST	0	0	0	0	0	0	(1,694)	(1,694)	(1,694)	1,686	(8)
HUS	4	0	0	4	0	0	(731)	(731)	(727)	754	27
JPM	3,226	0	0	3,226	(3)	0	(2,004)	(2,007)	1,219	(1,150)	69
MSB	513	0	0	513	(184)	0	0	(184)	329	(620)	(291)
MYC	0	0	25	25	0	0	(3,325)	(3,325)	(3,300)	3,202	(98)
NAB	293	0	0	293	0	0	0	0	293	(260)	33
RBC	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
SCX	3,306	0	0	3,306	(3,443)	0	0	(3,443)	(137)	0	(137)
UAG	289	0	0	289	(345)	0	(869)	(1,214)	(925)	1,057	132

Total Over the Counter	$15,642	$0	$2,055	$17,697	$(5,437)	$0	$(28,986)	$(34,423)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	MAY 31, 2015	29

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of May 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$26	$0	$0	$3,344	$3,370

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,642	$0	$15,642
Swap Agreements	0	114	0	0	1,941	2,055

	$0	$114	$0	$15,642	$1,941	$17,697

	$0	$140	$0	$15,642	$5,285	$21,067

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4,482	$4,482

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,437	$0	$5,437
Swap Agreements	0	26,862	0	0	2,124	28,986

	$0	$26,862	$0	$5,437	$2,124	$34,423

	$0	$26,862	$0	$5,437	$6,606	$38,905

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended May 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$275	$0	$0	$(32,300)	$(32,025)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,579	$0	$3,579
Swap Agreements	0	255	0	0	1,135	1,390

	$0	$255	$0	$3,579	$1,135	$4,969

	$0	$530	$0	$3,579	$(31,165)	$(27,056)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(106)	$0	$0	$13,627	$13,521

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,539	$0	$4,539
Swap Agreements	0	2,136	0	0	(3,255)	(1,119)

	$0	$2,136	$0	$4,539	$(3,255)	$3,420

	$0	$2,030	$0	$4,539	$10,372	$16,941

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

May 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 05/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$8,388	$0	$8,388
Corporate Bonds & Notes
Banking & Finance	0	203,889	10,616	214,505
Industrials	0	141,130	16,505	157,635
Utilities	0	77,684	0	77,684
Municipal Bonds & Notes
California	0	61,259	0	61,259
Illinois	0	23,996	0	23,996
Pennsylvania	0	3,810	0	3,810
Texas	0	6,925	0	6,925
Virginia	0	1,057	0	1,057
West Virginia	0	5,990	0	5,990
U.S. Government Agencies	0	54,652	0	54,652
U.S. Treasury Obligations	0	3,875	0	3,875
Mortgage-Backed Securities	0	445,846	0	445,846
Asset-Backed Securities	0	75,083	0	75,083
Sovereign Issues	0	4,319	0	4,319
Common Stocks
Financials	0	0	1,045	1,045
Preferred Securities
Banking & Finance	24,076	18,321	0	42,397
Short-Term Instruments
Repurchase Agreements	0	6,711	0	6,711
Short-Term Notes	0	39,295	0	39,295
U.S. Treasury Bills	0	25,516	0	25,516

Total Investments	$24,076	$1,207,746	$28,166	$1,259,988

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,370	0	3,370
Over the counter	0	17,697	0	17,697
	$0	$21,067	$0	$21,067

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,482)	0	(4,482)
Over the counter	0	(34,423)	0	(34,423)
	$0	$(38,905)	$0	$(38,905)

Totals	$24,076	$1,189,908	$28,166	$1,242,150

There were no significant transfers between Levels 1, 2 or 3 during the period ended May 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	MAY 31, 2015	31

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

(Unaudited)

May 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended May 31, 2015:

Category and Subcategory	Beginning Balance at 11/30/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 05/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 05/31/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$11,030	$0	$(110)	$2	$1	$(307)	$0	$0	$10,616	$(288)
Industrials	21,353	0	(4,698)	3	170	(323)	0	0	16,505	(60)
Utilities	4,888	0	(4,682)	(2)	88	(292)	0	0	0	0
Common Stocks
Financials	0	1,178	0	0	0	(133)	0	0	1,045	(134)

Totals	$37,271	$1,178	$(9,490)	$3	$259	$(1,055)	$0	$0	$28,166	$(482)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 05/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$10,616	Benchmark Pricing	Base Price	115.50
Industrials	10,947	Benchmark Pricing	Base Price	100.00
	5,558	Third Party Vendor	Broker Quote	102.06-108.25
Common Stocks
Financials	1,045	Other Valuation Technique (2)	—	—

Total	$28,166

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at May 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques that are not considered significant to the Fund.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

May 31, 2015

1. ORGANIZATION

PIMCO Corporate and Income Opportunity Fund (the “Fund”) was organized as a Massachusetts business trust on September 13, 2002 as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and the rules and regulations thereunder. The Fund is classified and managed as a diversified fund. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and

SEMIANNUAL REPORT	MAY 31, 2015	33

Notes to Financial Statements (Cont.)

sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions—Common Shares  The Fund intends to declare distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for monthly distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives. Consequently, common shareholders may receive distributions and owe tax at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other

34	PIMCO CLOSED-END FUNDS

(Unaudited)

May 31, 2015

amounts have been reclassified between undistributed/(overdistributed) net investment income, accumulated undistributed/(overdistributed) net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Fund has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The net asset value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Fund’s valuation policies, determine in good faith the fair market value of the Fund’s portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation

SEMIANNUAL REPORT	MAY 31, 2015	35

Notes to Financial Statements (Cont.)

Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for the major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets or liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar

36	PIMCO CLOSED-END FUNDS

(Unaudited)

May 31, 2015

assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are

SEMIANNUAL REPORT	MAY 31, 2015	37

Notes to Financial Statements (Cont.)

stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value

38	PIMCO CLOSED-END FUNDS

(Unaudited)

May 31, 2015

hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties, or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.

In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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Notes to Financial Statements (Cont.)

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that the Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and its shareholders. The Fund may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of May 31, 2015, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely

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payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When

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Notes to Financial Statements (Cont.)

payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  The Fund may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at May 31, 2015 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers

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which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the

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Notes to Financial Statements (Cont.)

Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization

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(“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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Notes to Financial Statements (Cont.)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Credit default swaps on corporate or sovereign issues may be used to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. If the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund may, but is not required to, elect to cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board of Trustees, in which case such transactions will

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Notes to Financial Statements (Cont.)

not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Foreign (non U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund,

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or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to the Fund in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund

SEMIANNUAL REPORT	MAY 31, 2015	49

Notes to Financial Statements (Cont.)

has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and

50	PIMCO CLOSED-END FUNDS

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maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker do not have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements (“PB Agreements”) may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The PB Agreements provide guidelines surrounding the rights and obligations of a Fund and other events, including, but not limited to, margin, execution, and settlement. These PB Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

Management Fee  Pursuant to an Investment Management Agreement with PIMCO (the “Agreement”), subject to the supervision of the Board, PIMCO is responsible for providing to the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party

SEMIANNUAL REPORT	MAY 31, 2015	51

Notes to Financial Statements (Cont.)

service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.65% the Fund’s average daily net asset value, inclusive of daily net assets attributable to any preferred shares that were outstanding.

Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act (the “Independent Trustees”) also serves as a trustee of a number of other closed- end funds for which PIMCO serves as investment manager (together with the Fund, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple

52	PIMCO CLOSED-END FUNDS

(Unaudited)

May 31, 2015

series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM, an affiliate of PIMCO, serves as investment adviser.

Each Independent Trustee receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO- Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

9. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended May 31, 2015, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$28,025	$125,963

10. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer, is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.”

SEMIANNUAL REPORT	MAY 31, 2015	53

Notes to Financial Statements (Cont.)

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended May 31, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$53,174	$273,458	$304,489

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are declared and paid annually.

For the six months ended May 31, 2015, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of May 31, 2015

PIMCO Corporate & Income Opportunity Fund
Series M	1,884	0.240%	0.140%	0.160%
Series T	1,770	0.260%	0.140%	0.140%
Series W	1,847	0.260%	0.100%	0.160%
Series TH	2,033	0.240%	0.140%	0.160%
Series F	1,984	0.240%	0.140%	0.160%

The Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of the Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

54	PIMCO CLOSED-END FUNDS

(Unaudited)

May 31, 2015

Since mid-February 2008, holders of ARPS issued by the Fund have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates). The maximum rate is a function of short-term interest rates and is typically higher than the rate that would otherwise have been set through a successful auction. As of May 31, 2015, the current multiplier for calculating the maximum rate is 200%. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

On January 16, 2015, the Fund commenced a voluntary tender offer for up to 100% of its outstanding ARPS at a price equal to 87% of the ARPS’ per share liquidation preference of $25,000 (or $21,750 per share) and any unpaid dividends accrued through the expiration of the tender offer (“Tender Offer”). In addition, each tendering ARPS holder was entitled to one non-transferrable contingent payment right, less any applicable holding taxes and without interest. The contingent payment right represents a non-transferrable contractual right of any ARPS holder who participated in the Tender Offer to receive an additional payment from the Fund if the Fund completes an additional Tender Offer for its ARPS or a voluntary redemption of its ARPS during the three-hundred and sixty-five (365) calendar days following the expiration date of the Tender Offer, and such subsequent Tender Offer or voluntary redemption is for a price per ARPS that is greater than 87% of the ARPS’ liquidation preference. The additional payment would be equal to the number of ARPS accepted for payment in the Fund’s Tender Offer multiplied by the price differential per share between the price received in the Tender Offer and the price of such subsequent Tender Offer or voluntary redemption by the Fund.

On February 27, 2015, the Fund announced the expiration and results of the Tender Offer. The Fund accepted for payment 3,482 ARPS, which represented approximately 27% of its outstanding ARPS. The ARPS of the Fund that were not tendered remain outstanding.

Details of the number of ARPS tendered and not withdrawn per series for the six months ended May 31, 2015 are provided in the table below:

Fund Name	Number of ARPS Tendered	Amount of ARPS Tendered	Number of ARPS Outstanding After Tender Offer

PIMCO Corporate & Income Opportunity Fund
Series M	716	$15,573,000	1,884
Series T	830	18,052,500	1,770
Series W	753	16,377,750	1,847
Series TH	567	12,332,250	2,033
Series F	616	13,398,000	1,984

SEMIANNUAL REPORT	MAY 31, 2015	55

Notes to Financial Statements (Cont.)

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of May 31, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expect to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of November 30, 2014, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Corporate & Income Opportunity Fund	$52,380	$1,578

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of May 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$1,204,135	$69,014	$(13,161)	$55,853

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

56	PIMCO CLOSED-END FUNDS

(Unaudited)

May 31, 2015

On June 1, 2015, the following distributions were declared to common shareholders payable July 1, 2015 to shareholders of record on June 11, 2015:

PIMCO Corporate & Income Opportunity Fund	$0.13 per common share

On July 1, 2015, the following distributions were declared to common shareholders payable August 3, 2015 to shareholders of record on July 13, 2015:

PIMCO Corporate & Income Opportunity Fund	$0.13 per common share

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	MAY 31, 2015	57

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate

58	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

The Fund held its annual meeting of shareholders on April 30, 2015. Common and preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2018-2019 fiscal year	60,437,951	2,004,532
Re-election of Deborah A. DeCotis — Class III to serve until the annual Meeting for the 2018-2019 fiscal year	60,610,055	1,832,428
Re-election of John C. Maney† — Class III to serve until the annual Meeting for the 2018-2019 fiscal year	60,575,701	1,866,782

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, James A. Jacobson, William B. Ogden, IV, and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

SEMIANNUAL REPORT	MAY 31, 2015	59

Investment Strategy Updates

Effective January 16, 2015, the Fund amended an existing non-fundamental investment policy, such that the Fund (i) will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by Standard & Poor’s Financial Services, LLC (“S&P”) and Fitch, Inc. and Caa1 or lower by Moody’s Investors Services Inc. (“Moody’s”), or that are unrated but determined by PIMCO to be of comparable quality, and (ii) may invest without limitation in mortgage-related and other asset-backed securities regardless of rating. Prior to the amendment, the Fund (i) would usually attempt to maintain a portfolio with an average credit quality that is investment grade, rated at least Baa3 by Moody’s or BBB- by S&P or based, with respect to unrated securities, on comparable credit quality determinations made by PIMCO; (ii) within the investment grade spectrum, would tend to focus on corporate debt obligations rated in the lowest investment grade category (Baa by Moody’s or BBB by S&P); (iii) had the flexibility to invest up to 50% of its total assets in debt securities that are below investment grade quality, including unrated securities, with no exception for mortgage-related or other asset-backed securities; and (iv) would normally focus such investments in the highest non-investment grade category (rated Ba by Moody’s or BB by S&P).

Effective December 22, 2014, the Fund amended an existing non-fundamental investment policy, such that the Fund may now invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). Prior to the amendment, the Fund could invest up to 10% of its total assets in securities of issuers located in emerging market countries.

In addition, effective December 22, 2014, the Fund adopted a non-fundamental investment policy permitting the Fund to invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity, subject to applicable law and any other restrictions described in the Fund’s prospectus, Statement of Information or shareholder reports in effect from time to time.

The following risks are associated with the policies described above:

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of the Fund’s common shares or common share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were

60	PIMCO CLOSED-END FUNDS

(Unaudited)

widely traded. To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard.

A Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Under the new credit quality policies, a Fund may invest in securities rated in the lower rating categories (Caa1 or lower by Moody’s or CCC or lower by either S&P or Fitch) or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. For these securities, the risks associated with below investment grade instruments are more pronounced. A Fund may also purchase defaulted or stressed securities, which involve heightened risks.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Due to their often complicated structures, various mortgage-related and asset-backed securities may be difficult to value and may constitute illiquid investments. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

Investments in below investment grade and mortgage-related and other asset-backed securities may involve particularly high levels of risk.

Investments in emerging market countries pose a greater degree of risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Other heightened risks associated with emerging market investments include without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of

SEMIANNUAL REPORT	MAY 31, 2015	61

Investment Strategy Updates (Cont.)

(Unaudited)

trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities; (iv) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (v) less publicly available financial and other information regarding issuers; (vi) potential difficulties in enforcing contractual obligations; and (vii) higher rates of inflation, higher interest rates and other economic concerns.

Investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises (together “Foreign Government Securities”) can involve risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are heightened with respect to the Fund’s investments in Foreign Government Securities of emerging market countries.

62	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Corporate & Income Opportunity Fund.

CEF4001SAR_053115

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Opportunity Fund

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President

Date:	July 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President

Date:	July 28, 2015

By:	/s/ WILLIAM G. GALIPEAU

William G. Galipeau
Treasurer

Date:	July 28, 2015